EXHIBIT 10.2

AMENDMENT

TO THE

ST. JUDE MEDICAL, INC.

1997 STOCK OPTION PLAN

WHEREAS, St. Jude Medical, Inc., a Minnesota corporation (the “Company”), has heretofore adopted and maintains the “St. Jude Medical, Inc. 1997 Stock Option Plan” (the “Plan”);

WHEREAS, the Board of Directors of the Company (the “Board”) has retained the power to amend the Plan; and

WHEREAS, the Board has authorized the amendment of the Plan to bring the Plan into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW THEREFORE, pursuant to the power of amendment contained in Section 7 of the Plan, the Plan is hereby amended, effective as of October 23, 2008, as follows:

1. Section 1(i) of the Plan is hereby amended by (i) replacing the phrase “one of more,” where it appears therein, with the phrase “one or more,” and (ii) by adding “and in accordance with Section 409A of the Code” at the end thereof.

2. Section 2 of the Plan is hereby amended by deleting clause (v) thereof, and inserting the following clause in lieu thereof:

“(v)     to determine, in accordance with Section 409A of the Code, whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.”

3. Section 4 of the Plan is hereby amended by deleting the reference to “Parent Corporation or” where it first appears therein.

4. Section 5(d) of the Plan is hereby amended by deleting the last sentence thereof and inserting the following sentence in lieu thereof:

“An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, has given, if requested, the representation described in paragraph (a) of Section 9, and the shares have been issued to the optionee.”

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized agent on this 23rd day of October, 2008.

ST. JUDE MEDICAL, INC.

By	/s/ Pamela S. Krop